ENCOMPASS FUND

Opportunities. Not Boundaries.

July 17, 2009

Dear Fellow Encompass Shareholders,

We are delighted to report to you that for the first six months of 2009, through June 30, 2009, the Encompass Fund produced a total return of 73.10%. That compares to a return of 4.45% for the Dow Jones Wilshire 5000 Index, our benchmark.*

The 73.10% gain accomplished in 2009 by the Encompass Fund resulted in the Fund ranking number Five of the 18,312 mutual funds reported by Morningstar (www.morningstar.com) for the year-to-date period ended June 30, 2009. Morningstar classifies the Fund in its World Stock category. In this category, the Fund was number One of 745 funds for the year-to-date; number 67 of 722 funds for the one-year period with a -26.16% return; and number 342 of 544 funds for the three-year period ended June 30, 2009 with a -11.13% annualized return. The three-year period ended June 30, 2009 was very adversely affected by the Fund's performance in the last half of 2008. The Fund held a comparatively large amount of cash during most of the Second Quarter, almost 40% as of June 30th.

The Fund continues to have significant exposure to resource companies: precious metals, base metals, oil and gas, coal, uranium, and potash, among other commodities. Many of these companies are junior mining companies and a number of them have gained more than 100% this year as they continue to expand their resources. We are in contact with these companies and have made trips over the last three years to visit their projects and mines in the U.S., Canada, and South America.

The relationships we have formed with the managements of these companies, the analysts who follow them, and the brokerage firms who raise money for them, have accrued to the benefit of Encompass shareholders in several ways. These contacts have gotten the Encompass Fund invitations to participate in attractive stock offerings of some of these companies. These contacts have introduced us to new companies that may have been started by the same management teams of the companies in which we are invested, their friends, or their Board members. These "experts" have been both a source of new investment ideas and an objective judge of the attractiveness of other resource companies we may have been considering investing in.

While we are delighted with our returns so far this year, we are very aware that 2008 was a very difficult year for the Fund. We have gained back much of the losses of last year, but we have not yet gained them all back. We are challenged to do so. Additional information about the Fund will be in the Annual Report that you will receive soon.

Thank you for your support.

Malcolm H. Gissen
Marshall G. Berol

** The Encompass Fund had a total return of 73.10% compared to 4.45% for the Dow Jones Wilshire 5000 for the year-to-date period ended 6/30/09. The Encompass Fund had a total return of -26.16% compared to -26.40% for the Dow Jones Wilshire 5000 for the one year period ended 6/30/09. The Encompass Fund had an average annualized return of -11.13% compared to -8.12% for the Dow Jones Wilshire 5000 since inception on 6/30/06 through 6/30/09. Returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.*

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-888-463-3957. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling the transfer agent at 1-888-463-3957 or at www.encompassfund.com. The prospectus should be read carefully before investing.

1700 California Street, Suite 335
San Francisco, CA 94109
415.749.6565
www.encompassfund.com